Exhibit 10.61

SUNESIS PHARMACEUTICALS, INC.

AMENDMENT TO

EXECUTIVE SEVERANCE BENEFITS AGREEMENT

THIS AMENDMENT TO EXECUTIVE SEVERANCE BENEFITS AGREEMENT (“Amendment”) is made as of October 24, 2012, by and between SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and ADAM R. CRAIG (“Executive”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Severance Agreement (as defined below).

RECITALS

WHEREAS, the Company and Executive entered into that certain Executive Severance Benefits Agreement dated as of January 31, 2012 (the “Severance Agreement”);

WHEREAS, Section 6.7 of the Severance Agreement permits the parties to amend the Severance Agreement upon mutual written consent of the Company and Executive, which shall be signed by an executive officer of the Company after such amendment has been approved by the Board;

WHEREAS, the Company and Executive wish to amend the Severance Agreement in the manner provided herein; and

WHEREAS, the Board approves the amendment to the Severance Agreement in the manner provided herein.

AMENDMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Company and Executive hereby agree as follows:

1. Section 2.1 of the Severance Agreement is hereby amended to add the following subsection:

“(c) Acceleration. The vesting and/or exercisability of the unvested shares subject to Executive’s then-outstanding Stock Awards shall be automatically accelerated by twelve (12) months on Executive’s Separation from Service.”

2. All other terms of the Severance Agreement shall remain in full force and effect.

3. Executive acknowledges that he is knowingly and voluntarily entering into this Amendment, and that the Company has not required Executive’s entering into this Amendment as a condition to Executive’s continued employment by the Company.

4. This Amendment does not alter the status of Executive’s at-will employment relationship with the Company and, subject to the terms of this Amendment, does not in any way interfere with Executive’s right or the Company’s right to terminate Executive’s employment at any time, with or without Cause or advance notice, which rights are hereby expressly reserved.

5. This Amendment shall be governed by and construed under the laws of the State of California, without regard to conflict of laws principles.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of the day and year first set forth above.

COMPANY:

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
Chief Executive Officer and President

EXECUTIVE:

/s/ Adam R. Craig
Adam R. Craig